Exhibit 24.1

OFFICERS AND DIRECTORS OF ESSENTIAL GROUP, INC.

POWER OF ATTORNEY

Know all men by these presents, that the undersigned officers and/or directors of Essential Group, Inc. (the “Company”) hereby constitute and appoint C. Lee Jones and Dennis N. Cavender, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign a Registration Statement or Registration Statements on Form S-8 pursuant to the Securities Act of 1933, as amended, concerning certain shares of the Class A Common Stock, par value $.001 per share, of the Company to be offered in connection with the Company’s Amended and Restated 1996 Director Stock Option Plan and any and all amendments (including post-effective amendments) to such Registration Statement(s) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 15 day of April, 2005.

/s/ C. Lee Jones C. Lee Jones President, Chief Executive Officer and Director	/s/ Ira Klimberg Ira Klimberg, M.D. Director

/s/ Dennis N. Cavender Dennis N. Cavender Executive Vice President, Chief Financial Officer and Secretary	/s/ Joan Neuscheler Joan Neuscheler Director

/s/ Paul M. Palz Paul M. Palz Controller	/s/ Zubeen Shroff Zubeen Shroff Director

/s/ Pradip K. Banerjee Pradip K. Banerjee Director	/s/ Christopher Steidle Christopher Steidle, M.D. Director

OFFICERS AND DIRECTORS OF

ESSENTIAL GROUP, INC.

POWER OF ATTORNEY

Know all men by these presents, that the undersigned officers and/or directors of Essential Group, Inc. (the “Company”) hereby constitute and appoint C. Lee Jones and Dennis N. Cavender, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign a Registration Statement or Registration Statements on Form S-8 pursuant to the Securities Act of 1933, as amended, concerning certain shares of the Class A Common Stock, par value $.001 per share, of the Company to be offered in connection with the Company’s 1996 Consultants Warrant Stock Plan and any and all amendments (including post-effective amendments) to such Registration Statement(s) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 15 day of April, 2004.

/s/ C. Lee Jones C. Lee Jones President, Chief Executive Officer and Director	/s/ Ira Klimberg Ira Klimberg, M.D. Director

/s/ Dennis N. Cavender Dennis N. Cavender Executive Vice President, Chief Financial Officer and Secretary	/s/ Joan Neuscheler Joan Neuscheler Director

/s/ Paul M. Palz Paul M. Palz Controller	/s/ Zubeen Shroff Zubeen Shroff Director

/s/ Pradip K. Banerjee Pradip K. Banerjee Director	/s/ Christopher Steidle Christopher Steidle, M.D. Director